UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number of Registrant)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices of registrant)	(Zip Code)

Registrant’s telephone number, including area code (212) 525-3735

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

Upon issuance of the Preferred Stock, defined and referred to in Item 8.01 below, and as more fully described in the Articles Supplementary relating to the Preferred Stock, the ability of HSBC USA Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payments on its common stock and on other preferred stock ranking on a parity with the Preferred Stock will be subject to certain restrictions in the event that the Company does not declare dividends on the Preferred Stock during any dividend period.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2005, the Company filed Articles Supplementary to its Articles of Incorporation with the State Department of Assessments and Taxation of the State of Maryland, setting forth the terms of the Preferred Stock.

Item 8.01. Other Events.

On March 28, the Board of Directors of the Company authorized the issuance and sale of 20,700,000 shares of Floating Rate Non-Cumulative Preferred Stock, Series F (the “Preferred Stock”), pursuant to an underwritten public offering. Each share of Preferred Stock is without par value and has a stated value and liquidation preference of $25 per share.

The offering of the Preferred Stock is registered as part of a Registration Statement on Form S-3 (No. 333-42421), which was declared effective on December 29, 1997. The documents filed with this Form 8-K under Item 9.01 are being filed as exhibits to that registration statement.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

No.	Description
(1)	Underwriting Agreement, dated March 30, 2005, between HSBC USA Inc. and HSBC Securities (USA) Inc., as Representative of the several Underwriters named therein.

(3.1)	Articles of Incorporation and amendments and supplements thereto (incorporated by reference to the HSBC USA Inc.’s Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission on March 30, 2000).

(3.2)	Articles of Amendment to HSBC USA Inc.’s Articles of Incorporation increasing the number of authorized shares of preferred stock.

(3.3)	Articles Supplementary to HSBC USA Inc.’s Articles of Incorporation establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Preferred Stock.

(3.4)	Form of certificate representing the Preferred Stock

(5)	Opinion and consent of Janet L. Burak, Senior Executive Vice President, General Counsel & Secretary of HSBC USA Inc.

(23.1)	Consent of Janet L. Burak, Senior Executive Vice President, General Counsel & Secretary of HSBC USA Inc. is contained is her opinion (Exhibit 5 filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

By:	/S/ JOSEPH R. SIMPSON
Name: Joseph R. Simpson
Title: Senior Vice President and Controller

Dated: April 4, 2005

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